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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) September 7, 1995
                                                      -----------------


                           FUQUA ENTERPRISES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

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
           Delaware                                      1-5091                                   13-1988043
-------------------------------                  ------------------------            ------------------------------------
(State or other jurisdiction of                  (Commission File Number)            (I.R.S. Employer Identification No.)
        incorporation)

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                       One Atlantic Center, Suite 5000
            1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
            ------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  404-815-2000
                                                           ------------

                            Vista Resources, Inc.
         ------------------------------------------------------------
         (Former name or former address if changed since last report)
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ITEM 5.  OTHER EVENTS.

        On September 7, 1995, Vista Resources, Inc. ("Vista") issued a press release announcing that effective September 8, 1995 its corporate name would be changed to Fuqua Enterprises, Inc. The press release also stated that in connection with the name change, the New York Stock Exchange trading symbol for Vista's common stock would be changed to "FQE". The trading symbol change became effective at the opening of trading on the New York Stock Exchange on September 11, 1995. A copy of the press release is included as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        c.  Exhibits.

            3(i) Restated Certificate of Incorporation and amendments thereto, including the Certificate of Ownership and Merger merging Fuqua Enterprises, Inc. into Vista Resources, Inc. filed in the State of Delaware on September 7, 1995.

            99.1 Press Release dated September 7, 1995.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                    FUQUA ENTERPRISES, INC.
                    (Registrant)


                    s/s Brady W. Mullinax, Jr.
                    ----------------------------------------------------------
                    Brady W. Mullinax, Jr., Vice President-Finance, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer and Executive Officer duly authorized to sign on behalf of the registrant)






Date:  September 11, 1995





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                              INDEX TO EXHIBITS
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                                                                                          SEQUENTIAL
EXHIBIT                  DESCRIPTION                                                       PAGE NO.
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 3(i)        Restated Certificate of Incorporation and amendments thereto,                      6
             including the Certificate of Ownership and Merger merging
             Fuqua Enterprises, Inc. into Vista Resources, Inc. filed in the
             State of Delaware on September 7, 1995.

99.1         Press Release dated September 7, 1995                                             41

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